EXHIBIT 32.1
CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
THE MIDDLEBY CORPORATION
PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)
This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
I, Timothy J. FitzGerald, Chief Executive Officer (principal executive officer) of The Middleby Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 28, 2019 of the Registrant (the “Report”), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.
Date: February 26, 2020

/s/ Timothy J. FitzGerald
Timothy J. FitzGerald